                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------
        Date of Report (Date of earliest event reported): April 25, 2007


                             SLADE'S FERRY BANCORP.
             (Exact name of registrant as specified in its charter)

        Massachusetts                000-23904               04-3061936
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)        Identification No.)

       100 Slade's Ferry Avenue, PO Box 390, Somerset, Massachusetts 02726
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (508) 675-2121

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

      The Company issued a press release on April 25, 2007 disclosing certain information concerning its first quarter 2007 results of operations and financial condition.

      A copy of that press release is attached as Exhibit 99.1 hereto.

Item 9.01  Financial Statements and Exhibits.

      (d) Exhibits

      99.1  Press release of Slade's Ferry Bancorp dated March 31, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               SLADES FERRY BANCORP
                                               --------------------
                                               (Registrant)


                                       By:     /s/ Deborah A. McLaughlin
                                               --------------------------------
                                       Name:   Deborah A. McLaughlin
                                       Title:  Executive Vice President and
                                               Chief Financial Officer/Chief
                                               Operations Officer

Date: April 25, 2007